UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2020

OWC Pharmaceutical Research Corp.

(Exact Name of Registrant as Specified in its Charter)

Commission File No.: 0-54856

Delaware	98-0573566
(State of Incorporation)	(I.R.S. Employer Identification No.)

2 Ben Gurion Street, Ramat Gan, Israel	4514760
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including area code: 972 (0) 3-758-2657

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	OWCP	OTCPQB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.07	Submission of Matters to a Vote of Security Holders.

On August 31-September 1, 2020, the OWC Pharmaceutical Research Corp. (the “Company”) held a special meeting of stockholders (the “Meeting”) for stockholders to vote on the following proposals: (i) to authorize the Company’s Board of Directors to effect one reverse stock split of the Company’s outstanding Common Stock, $0.00001 par value per share, at any ratio between 1-for-10 and 1-for-20 at such time as the Company’s Board of Directors shall determine, in its sole discretion, before September 7, 2020 (“Proposal No. 1”); (ii) to amend the Company’s Certificate of Incorporation, as amended to increase the number of the Company’s authorized shares of Common Stock from 500,000,000 shares to 2,500,000,000 shares (“Proposal No. 2”); and (iii) to approve one or more adjournments to the Meeting, if necessary or appropriate, to permit further solicitation of proxies if there are not sufficient votes at the time of the Meeting cast in favor of Proposals No. 1 and/or No. 2 (“Proposal No. 3”).

As of August 4, 2020, (the “Record Date”) for the Meeting, there were 497,498,338 shares of the Company’s Common Stock issued and outstanding and entitled to vote with one vote per share on each proposal, 381 shares of the Company’s Series A Preferred Stock, which entitled the holders thereof to an aggregate of 24,825,167 votes and 43,675 shares of the Company’s Series B Preferred Stock issued and outstanding and were entitled to an aggregate of 43,675,000 votes.

In order to conduct the business of the Meeting, the Company required the presence, in person or by proxy, of a quorum consisting of a majority of the outstanding shares of stock entitled to vote as of the Record Date. A quorum was not present at the Meeting, no business was conducted, and pursuant to the Company’s bylaws, the Company’s stockholders approved an adjournment of the Meeting to September 14, 2020 (the “Adjournment Date”), to allow additional time for stockholders to vote, obtain a quorum and seek approval for Proposals No. 1 and 2.

The vote results for Proposal 3, the only proposal that had an effect due to the absence of a quorum at the Meeting were as follows:

Votes For	Votes Against	Abstentions
98,147,681	97,874,905	21,439,195

The Company will amend this Current Report on Form 8-K to report the results of the vote on Proposals 1 and 2 following the Adjournment Date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OWC PHARMACEUTICAL RESEARCH CORP.

By:	/s/ Ziv Turner
Name:	Ziv Turner
Title:	Chief Executive Officer

Dated: September 2, 2020